-------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 12, 1997

                 BIOSPHERICS-Registered Trademark- INCORPORATED

-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                          0-5576                 52-0849320
--------------------------------  -----------------------    ------------------
  (Name or other jurisdiction     (Commission File Number)     (IRS Employer
of incorporation or organization)                            Identification No.)

12051 Indian Creek Court, Beltsville, Maryland                    20705
----------------------------------------------              -------------------
  (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:        301-419-3900
                                                    ---------------------------
Item 5.  Other Events.

    Biospherics Incorporated announced the completion of a $3 million private offering of units consisting of shares of its common stock and warrants. Wharton Capital, a New York-based financial consulting firm, helped facilitate the transaction and received a cash fee of $150,000 and 40,000 units (each unit consisting of two shares of common stock and one warrant exercisable at $4 per share). A copy of the definitive agreements between the Registrant and the Investor and the press release issued by Biospherics Incorporated are attached hereto as Exhibits to this Form 8-K.

Item 7.  Financial Statements and Exhibits

    (c)  Exhibits

    (10.1) Securities Purchase Agreement, dated as of December 12, 1997, by and between Biospherics Incorporated and RGC International Investors, LDC (filed herewith).

    (10.2) Exhibit A-1 to Securities Purchase Agreement - Form of Warrants to be issued by Registrant (filed herewith).

    (10.3) Exhibit A-2 to Securities Purchase Agreement - Form of Warrants to be issued by Registrant (filed herewith).

    (10.4) Exhibit B to Securities Purchase Agreement - Registration Rights
           Agreement, dated as of December 12, 1997, by and among Biospherics Incorporated and RGC International Investors, LDC (filed herewith).

    (99)   Press Release dated December 17, 1997.

                                 SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 18, 1997

                                       Biospherics Incorporated
                                       ---------------------------------
                                       (Registrant)


                                       /s/ Jeffrey W. Church
                                       ---------------------------------
                                       (Signature)

                                       Name:  Jeffrey W. Church
                                       Title: Executive Vice President and
                                               Chief Financial Officer